                                                                 Exhibit 10.61.3
                                                                  EXECUTION COPY

                                 AMENDMENT THREE

            AMENDMENT THREE (this "AMENDMENT") dated as of May 30, 2001 by and among EDISON MISSION ENERGY (the "BORROWER"), CITICORP USA, INC., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and each of certain commercial lending institutions party hereto (the "LENDERS").

            WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders entered into a Credit Agreement dated as of March 18, 1999 (as amended by (i) Amendment One dated as of August 17, 2000 among the Borrower, the Administrative Agent and the Lenders party thereto and (ii) Amendment Two dated as of March 15, 2001 among the Borrower, the Administrative Agent and the Lenders party thereto, the "CREDIT AGREEMENT");

            WHEREAS, the Borrower has requested that the Lenders renew their Commitments and extend the Commitment Termination Date to October 10, 2001.

            ACCORDINGLY, the parties hereto agree as follows:

            Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

            Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

            (a) SECTION 1.1 of the Credit Agreement shall be amended by deleting the definition of "CHANGE IN CONTROL" in its entirety.

            (b) SECTION 1.1 of the Credit Agreement shall be amended by deleting CLAUSE (a) of the definition of "COMMITMENT TERMINATION DATE" in its entirety and replacing it with the following:

                        "(a) October 10, 2001 or, if such date has been extended
            by any Lender pursuant to SECTION 2.6, then, with respect to the Commitment of such Lender, such date as determined pursuant to
            SECTION 2.6;".

            (c) SECTION 1.1 of the Credit Agreement shall be amended by deleting the definitions of "AMENDMENT EFFECTIVE DATE" and "NET CASH PROCEEDS" in their entirety and replacing them with the following:

                        "AMENDMENT EFFECTIVE DATE" shall have the meaning
            assigned to such term in Section 3 of Amendment Three to this Agreement.

                        "NET CASH PROCEEDS" means (a) in connection with an
            asset disposition permitted UNDER SECTION 7.2.7, the cash proceeds received from such asset disposition by the Borrower on an after-tax basis, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (b) in connection with any issuance or sale of indebtedness or Capital Stock, the cash proceeds received from such issuance or incurrence on an after-tax basis, net of attorney's fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith."

            (d) SECTION 2.2 of the Credit Agreement shall be amended by deleting
Section 2.2 in its entirety and replacing it with the following:

                        "REDUCTION OF THE TOTAL COMMITMENT AMOUNT. (a) The
            Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the Total Commitment Amount without premium or penalty (subject, however, to SECTION 4.5); PROVIDED, HOWEVER, that all such reductions shall require at least one Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Total Commitment Amount shall be in a minimum amount of $10,000,000 and in an integral multiple of $1,000,000 in excess thereof; and, PROVIDED, FURTHER, that the Total Commitment Amount may not be reduced to an amount less than the aggregate amount of outstanding Loans; and (b) as of August 15, 2001, in the event that the Total Commitment Amount is greater than $466,666,667, Commitments shall be reduced in an amount equal to the difference between the Total Commitment Amount and $466,666,667.".

            (e) SECTION 3.1.1 of the Credit Agreement shall be amended by deleting Section 3.1.1(b) in its entirety and replacing it with the following:

                        "(b) the Borrower shall (i) immediately upon any
            acceleration of any Loans pursuant to SECTION 8.2 or SECTION 8.3, repay all Loans, unless, pursuant to SECTION 8.3, only a portion of all Loans is so accelerated; (ii) within three Business Days following the receipt of proceeds from (A) any sale or other disposition of assets not in the ordinary course of business, make a prepayment of the loans outstanding under the EME Revolvers, pro rata based on the total commitment amounts outstanding under each EME Revolver, in an aggregate amount in total equal to the lesser of
            (x) 50% of the related Net Cash Proceeds or (y) the aggregate principal amount of the loans under all of the EME Revolvers then outstanding (and the commitments under the EME Revolvers shall automatically be reduced, pro rata based on the total commitment amounts outstanding under the EME Revolvers, by an amount in total equal to 50% of the related Net Cash Proceeds) or (B) the sale or issuance of any Capital Stock or Indebtedness of the Borrower after the Amendment Effective Date, make a prepayment of the loans outstanding under the the EME Revolvers, pro rata based on the total commitment amounts outstanding under each EME Revolver, in an

                                AMENDMENT THREE
            aggregate amount in total equal to the lesser of (x) 100% of the related Net Cash Proceeds or (y) the aggregate principal amount of the loans under all of the EME Revolvers then outstanding (and the commitments under the EME Revolvers shall automatically be reduced, pro rata based on the total commitment amounts outstanding under each EME Revolver, by an aggregate amount in total equal to 100% of the related Net Cash Proceeds); PROVIDED, HOWEVER, that the prepayment requirement under this SECTION 3.1.1(b)(ii) shall not be in effect if the Borrower has permanently reduced its outstanding commitments and loans under the EME Revolvers to an amount in the aggregate equal to or less than $850,000,000; and (iii) on August 15, 2001 in the event the Loans outstanding exceed $466,666,667 as of such date, the Borrower shall prepay Loans in an amount equal to the difference between the Loans outstanding on such date and $466,666,667.".

            (f) SECTION 7.2.6 of the Credit Agreement shall be amended by deleting the parenthetical "(including, without limitation, a Change in Control)" following the word "thereto" in the second line of Section 7.2.6(c) of the Credit Agreement.

            (g) SECTION 8.1.5 of the Credit Agreement shall be amended by deleting Section 8.1.5 in its entirety and replacing it with the following:

                        "DEFAULT ON OTHER INDEBTEDNESS. (i) A default shall
            occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Borrower or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness (other than the EME Revolvers) if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity, in either case, such default having a principal amount, individually or in the aggregate, in excess of $20,000,000 (other than Indebtedness described in SECTION 8.1.1) or (iii) a default shall occur in the performance or observance of any obligation or condition with respect to any of the EME Revolvers (subject to any applicable grace period).".

            (h) SECTION 8.1.8 of the Credit Agreement shall be amended by deleting Section 8.1.8 in its entirety and replacing it with the following:

            "[INTENTIONALLY OMITTED]".

            (i) EXHIBIT A of the Credit Agreement shall be deleted and replaced in its entirety with Exhibit A hereto.

            Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

                                AMENDMENT THREE

                  (a) Delivery to the Administrative Agent of this Amendment duly executed and delivered by the Borrower, the Administrative Agent and each of the Lenders;

                  (b) The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders from (i) the in-house counsel to the Borrower and
      (ii) the special New York counsel to the Borrower. Each such opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (c) Delivery to the Administrative Agent of a certificate, executed by the controller, treasurer or chief financial officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 7.2.10 and
      SECTION 7.2.11 as of the Amendment Effective Date;

                  (d) The representations and warranties of the Borrower as set forth in the Credit Agreement shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date and except as set forth in the Borrower's Form 10-K for the fiscal year ended December 31, 2000 and the Borrower's Form 10-Q for the first quarter of 2001);

                  (e) As of the Amendment Effective Date, no Default shall have occurred and be continuing after giving effect to this Amendment;

                  (f) Amendment Two to the May Credit Agreement will become effective pursuant to the terms and conditions thereof contemporaneously with this Amendment; and

                  (g) Delivery to the Lenders of a Supplemental Agreement duly executed and delivered by the Borrower, the Administrative Agent and the other intended parties, substantially in the form heretofore furnished to the Lenders (and the Lenders hereby authorize the Administrative Agent to execute such Supplemental Agreement).

            Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                                AMENDMENT THREE

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                    "Edison Mission Energy"

                                    By: /s/  G. Gary Garcia
                                       ----------------------------------------
                                       Name:  G. Gary Garcia
                                       Title: Treasurer

                                    CITICORP USA, INC.,
                                       as Administrative Agent and Lender



                                    By: /s/  Anita Brickell
                                       ----------------------------------------
                                       Name:  Anita Brickell
                                       Title: Director

                                    CREDIT SUISSE FIRST BOSTON,
                                       as Lender



                                    By: /s/ Jay Chall      /s/ Andrea E. Shkane
                                       ----------------------------------------
                                       Name:  Jay Chall       Andrea E. Shkane
                                       Title: Director          Vice President

                                    LEHMAN COMMERCIAL PAPER INC.,
                                       as Lender



                                    By: /s/  Michele Swanson
                                       ---------------------------------------
                                       Name:  Michele Swanson
                                       Title: Authorized Signatory

                                    SOCIETE GENERALE,
                                       as Lender



                                    By: /s/  David Bird
                                       ---------------------------------------
                                       Name:  David Bird
                                       Title: Vice President


                                AMENDMENT THREE

                                    ABN AMRO BANK N.V.,
                                       as Lender



                                    By: /s/ Jeffrey Dodd           /s/ Saad Qaig
                                       -----------------------------------------
                                       Name:  Jeffrey Dodd             Saad Qaig
                                       Title: Group Vice President     Assistant
                                                                  Vice President

                                    AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                       LIMITED, as Lender



                                    By: /s/ Elizabeth M. Waters
                                       -----------------------------------------
                                       Name:  Elizabeth M. Waters
                                       Title: Director

                                    BANCO DI NAPOLI,
                                       as Lender



                                    By: /s/ Francesco Di Mario    /s/ Vito Spada
                                       -----------------------------------------
                                       Name:  Francesco Di Mario      Vito Spada
                                       Title: First Vice President     Executive
                                                                  Vice President

                                    BANK OF MONTREAL,
                                       as Lender



                                    By: /s/ Cahal B. Carmody
                                       -----------------------------------------
                                       Name:  Cahal B. Carmody
                                       Title: Director

                                    BANK OF NOVA SCOTIA,
                                       as Lender



                                    By: /s/ John A. Quick
                                       -----------------------------------------
                                       Name:  John A. Quick
                                       Title: Managing Director


                                 AMENDMENT THREE

                          BARCLAYS BANK PLC,
                             as Lender



                          By: /s/ Sydney G. Dennis
                             --------------------------------------------------
                             Name:  Sydney G. Dennis
                             Title: Director

                          BAYERISCHE HYPO-UND VEREINSBANK AG, NEW
                             YORK BRANCH,
                             as Lender



                          By: /s/ Salvatore Esposito    /s/ Michael D. Novellino
                             ---------------------------------------------------
                             Name:  Salvatore Esposito      Michael D. Novellino
                             Title: Director                  Associate Director

                          BAYERISCHE LANDESBANK GIROZENTRALE,
                             as Lender



                          By: /s/ C. Stolarski                    /s/ D. Rieg
                             ---------------------------------------------------
                             Name:  C. Stolarski                         D. Rieg
                             Title: Vice President          First Vice President

                          BNP PARIBAS,
                             as Lender



                          By: /s/ Ralph E. Scholtz /s/ Luis-/Felipe Castellanos
                             --------------------------------------------------
                             Name:  Ralph E. Scholtz   Luis-/Felipe Castellanos
                             Title: Managing Director            Vice President

                          COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                             BRANCHES
                             as Lender



                          By: /s/ Werner Schmidbauer       /s/ Steven F. Larsen
                             --------------------------------------------------
                             Name:  Werner Schmidbauer         Steven F. Larsen
                             Title: Senior Vice President Senior Vice President


                                AMENDMENT THREE

                                   CREDIT INDUSTRIEL ET COMMERCIAL,
                                      as Lender



                                   By: /s/ Marc Baraduc      /s/ Muriel Girardot
                                      ------------------------------------------
                                      Name:  Marc Baraduc        Muriel Girardot
                                      Title: Assistant Vice President       Vice
                                                                       President

                                   DEXIA CREDIT LOCAL, NEW YORK AGENCY,
                                      as Lender



                                   By: /s/ Marc Brugiere
                                      ------------------------------------------
                                      Name:  Marc Brugiere
                                      Title: General Manager

                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                      as Lender



                                   By: /s/ Richard Randall
                                      ------------------------------------------
                                      Name:  Richard Randall
                                      Title: Vice President

                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                      CAYMAN BRANCHES,
                                      as Lender



                                   By: /s/ Fred C. Thurston /s/ Laura Schumacher
                                      ------------------------------------------
                                      Name:  Fred C. Thurston   Laura Schumacher
                                      Title: Vice President       Assistant Vice
                                                                       President

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                      as Lender



                                   By: /s/ Carl-Eric Benzinger
                                      ------------------------------------------
                                      Name:  Carl-Eric Benzinger
                                      Title: Senior Vice President &
                                             Senior Deputy General Manager

                                 AMENDMENT THREE

                                    ING (U.S.) CAPITAL LLC,
                                       as Lender



                                    By: /s/ Erwin Thomet   /s/  Janice M. Whalen
                                       -----------------------------------------
                                       Name:  Erwin Thomet      Janice M. Whalen
                                       Title: Managing Director   Vice President

                                    NORDEUTSCHE LANDESBANK GIROZENTRALE,
                                       as Lender



                                    By: /s/ Stephanie Finnen /s/ Stefanie Scholz
                                       -----------------------------------------
                                       Name:  Stephanie Finnen   Stefanie Scholz
                                       Title: Vice President                  AT

                                    THE ROYAL BANK OF SCOTLAND, PLC,
                                       as Lender



                                    By: /s/ Clark McGinn
                                       -----------------------------------------
                                       Name:  Clark McGinn
                                       Title: Senior Vice President

                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       as Lender

                                    By: /s/ Jasjeet S. Sood
                                       -----------------------------------------
                                       Name:  Jasjeet S. Sood
                                       Title: Managing Director and Head of
                                              Energy Group

                                    By: /s/ Jonathan Berman
                                       -----------------------------------------
                                       Name:  Jonathan Berman
                                       Title: Managing Director

                                    UNION BANK OF CALIFORNIA, N.A.,
                                       as Lender



                                    By: /s/ Robert J. Cole
                                       -----------------------------------------
                                       Name:  Robert J. Cole
                                       Title: Vice President


                                 AMENDMENT THREE

                              EDISON MISSION ENERGY

                                  PRICING GRID

=============================================================================================
                                        LEVEL 1                          LEVEL 2
BASIS FOR PRICING           LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated
                            At Least BBB By S&P AND  Baa2    Less Than Level 1 But At Least
                            By Moody's.                      BBB- By S&P AND Baa3 By Moody's.
=============================================================================================
APPLICABLE MARGIN (BASE                        50.00 bps                        75.00 bps
RATE LOANS)
---------------------------------------------------------------------------------------------
APPLICABLE MARGIN (LIBO                       150.00 bps                       287.50 bps
RATE LOANS)
=============================================================================================
FACILITY FEE (1)                               25.00 bps                        37.50 bps
---------------------------------------------------------------------------------------------
DRAWN COST  (2)             LIBOR    +        175.00 bps     LIBOR    +        325.00 bps
                            Base Rate +        75.00 bps     Base Rate +       112.50 bps
---------------------------------------------------------------------------------------------


=============================================================================================
                                        LEVEL 3                          LEVEL 4
BASIS FOR PRICING           LT Senior Unsecured Debt Rated   LT Senior Unsecured Debt Rated
                            Less Than Level 2 But At Least   Lower Than Level 3.
                            BB+ By S&P AND  Ba1 By Moody's.
=============================================================================================
APPLICABLE MARGIN (BASE                       100.00 bps                        150.00 bps
RATE LOANS)
---------------------------------------------------------------------------------------------
APPLICABLE MARGIN (LIBO                       325.00 bps                        400.00 bps
RATE LOANS)
=============================================================================================
FACILITY FEE (1)                               50.00 bps                         50.00 bps
---------------------------------------------------------------------------------------------
DRAWN COST  (2)             LIBOR    +        375.00 bps     LIBOR    +         450.00 bps
                            Base Rate +       150.00 bps     Base Rate +        200.00 bps
---------------------------------------------------------------------------------------------

         (1) Paid quarterly in arrears on each bank's commitment irrespective of usage.
         (2)      Facility Fee plus Applicable Margin.

                  bps = basis points per annum

                                 AMENDMENT THREE